SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                December 3, 2007

                           AIR INDUSTRIES GROUP, INC.
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             (Exact Name of Registrant as Specified in its Charter)

     Delaware                      000-29245                    20-4458244
     --------                      ---------                    ----------
     State of                      Commission                   IRS Employer
     Incorporation                 File Number                  I.D. Number

                 1479 North Clinton Avenue, Bay Shore, NY 11706
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                     Address of principal executive offices

                  Registrant's telephone number: (631) 968-5000


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant.

1. On December 3, 2007, Air Industries Group, Inc. (the "Company") was notified that the partners of Goldstein Golub Kessler LLP (GGK) became partners of McGladrey & Pullen, LLP in a limited asset purchase agreement and that GGK resigned as independent registered public accounting firm for the Company. McGladrey & Pullen, LLP was appointed as the Company's new independent registered public accounting firm.

2. The audit reports of GGK on the consolidated financial statements of Air Industries Group, Inc. as of and for the years ended December 31, 2006 and 2005 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

3. The decision to engage McGladrey & Pullen, LLP was approved by the audit committee of the board of directors.

4. During the Company's two most recent fiscal years ended December 31, 2006 and 2005 and through December 3, 2007, the Company did not consult with McGladrey & Pullen, LLP on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company's financial statements, and McGladrey & Pullen, LLP did not provide either a written report or oral advice to the Company that McGladrey & Pullen, LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

5. In connection with the audits of the Company's consolidated financial statements for each of the fiscal years ended December 31, 2006 and 2005 and through the date of this Current Report, there were: (i) no disagreements between the Company and GGK on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of GGK, would have caused GGK to make reference to the subject matter of the disagreement in their reports on the Company's financial statements for such years, and (ii) no reportable events within the meaning set forth in
      Item 304(a)(1)(v) of Regulation S-K.

6. The Company has provided GGK a copy of the disclosures in this Form 8-K and has requested that GGK furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not GGK agrees with the Company's statements in this Item 4.01(a). A copy of the letter dated December 3, 2007 furnished by GGK in response to that request is filed as
      Exhibit 16.2 to this Form 8-K.

EXHIBITS

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16.1           Letter dated December 3, 2007 announcing the resignation of GGK.
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16.2           Letter dated December 3, 2007 from GGK to the Commission.
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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 3, 2007

                                   AIR INDUSTRIES GROUP, INC.


                                   By: /s/ Peter D. Rettaliata
                                       -----------------------------------------
                                           Peter D. Rettaliata
                                           President and Chief Executive Officer


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

                                  EXHIBIT INDEX

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16.1           Letter dated December 3, 2007 announcing the resignation of GGK.
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16.2           Letter dated December 3, 2007 from GGK to the Commission.
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